UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811- 05276

Value Line Funds Variable Trust

(Exact name of registrant as specified in charter)

7 Times Square, Suite 1606, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2021

Date of reporting period: December 31, 2021

Item I   Reports to Stockholders

a) A copy of the Annual Report to Stockholders for the period ended 12/31/21 is included with this Form.

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Stephen E. Grant,
Portfolio Manager
Liane Rosenberg,
Portfolio Manager
Jeffrey D. Geffen,
Portfolio Manager
Objective:
High total investment
return consistent with
reasonable risk
Inception Date:
October 1, 1987
Net Assets at
December 31, 2021:
$271,470,603
Portfolio
Composition at
December 31, 2021:
(Percentage of Total
Net Assets)
An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
On behalf of all of us here at Value Line Funds, I hope this annual report finds you and your family safe and well.
As we continue through these challenging times, know that our long-term commitment to you, our Fund shareholders, remains unchanged. As such, we are pleased to present you with this annual report for Value Line Strategic Asset Management Trust (the “Fund”), a series of Value Line Funds Variable Trust, for the 12 months ended December 31, 2021.
During the 12 months ended December 31, 2021, the Fund posted absolute gains that performed in line with the return of its blended benchmark index on a relative basis. The Fund outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended December 31, 2021 (US Insurance allocation — 70% to 85% equity category), as measured by Morningstar.1 Indeed, as measured by Morningstar, the Fund placed in the top 3% of its peer category for the three-, five- and ten-year periods ended December 31, 2021.2
On the following pages, the Fund’s portfolio managers discuss the management of the Fund during the annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a Schedule of Investments and financial statements for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2021, especially given the newsworthy events of the annual period.
Economic Review
During the 12 months ended December 31, 2021, the U.S. economy experienced strong growth, accompanied by rising inflation. Even as new variants of COVID-19, Delta and Omicron, presented challenges, the U.S. economy increasingly opened up, growing at rates not seen in years as a majority of Americans became fully vaccinated and lockdowns virtually ended. U.S. Gross Domestic Product (GDP) grew at an annualized rate of 6.3% , 6.7% and 2.3% in the first, second and third quarters of 2021, respectively. Through the first three quarters, then, this was an average GDP growth rate of 5.1%, much stronger than the most recent five-year U.S. GDP average of 2.4%. Real U.S. GDP growth for the fourth calendar quarter is expected to rebound to a strong 6.8%.
The labor market experienced a strong recovery during the annual period from the depths of the early pandemic weakness. Nonfarm payroll gains were healthy, reaching a high point of 1,091,000 in July. Jobless claims, which reached a high of 837,000 in January 2021, dropped to 207,000 at the end of 2021, near their lowest levels since 1969. The U.S. unemployment rate fell from 6.7% to 3.9%. Retail sales rebounded from their pandemic lows and exceeded rates seen prior to the pandemic. Sales were well above average, with the annual rate of gain at 1.55% monthly, significantly higher than the most recent five-year monthly average gain of 0.55%. The month of March 2021 showed an outsized gain of 11.3%. Further, the housing industry was especially robust. As COVID-19 persisted, many people moved out of the cities and purchased homes in the suburbs. New home sales averaged 763,000 per month in 2021, greater than the most recent 10-year average of 554,000 per month.

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Manufacturing was the strongest sector during the annual period, reaching heights not seen in decades. The Institute for Supply Management (ISM) Manufacturing Survey reached a reading of 64.7 in March, the highest reading since 1983. The Survey averaged 60.6 for the annual period, still well above the level widely considered to be a sign of expansion. However, a drawback of the manufacturing strength was the creation of bottlenecks in the global supply chain and shortages of goods, causing massive delays and lengthening of delivery times. Furthermore, transportation bottlenecks caused by a lack of container ships to deliver global goods and a shortage of truck drivers exacerbated the problem. The supply chain was not prepared for the significant increase in demand that resulted from fiscal and monetary stimulus measures, both in the U.S. and globally. Services, the largest sector of the U.S. economy, which had been especially hard hit by the COVID-19 pandemic, also showed a strong recovery. At the start of 2021, the ISM Services Index registered 57.7, as people stayed away from restaurants, movies, sports stadiums and other activities. But, thanks to vaccinations, boosters and a lack of renewed lockdowns, these leisure and hospitality activities recovered somewhat, and by November 2021, the ISM Services Index had rebounded to a record high of 69.1, before easing to 62.0 in December. Demand sub-indexes remained robust with readings staying above 60.
Perhaps the major concern for the economy during the annual period was the significant rise in inflation. The strong demand for consumer goods and the significant shortages and delays of product deliveries caused prices to increase substantially. The Consumer Price Index, a measure of inflation, rose 1.4% year over year in January 2021, but by the end of December had registered a year over year increase of 7.0%, the fastest pace since 1982. The core Consumer Price Index, which excludes food and energy, rose from 1.6% on a year over year basis at the start of the annual period to reach an annualized growth rate of 5.5% in December 2021. Additionally, there were labor shortages, as employers experienced difficulty hiring workers, despite promises of higher wages. Reasons for the labor shortages were not clear. Fear of returning to the office during the pandemic was one explanation. Some conjectured the generous fiscal package had allowed workers to take their time in returning to work. Whatever the reasons, the labor shortage scenario added to the spike in inflation.
U.S. Treasury yields rose during the annual period, and some economists criticized the U.S. Federal Reserve (the Fed) for maintaining monetary policy accommodation rather than increasing its near-zero short-term interest rates in an effort to counteract increasing inflation. However, Fed policymakers, through most of the year, made it clear they believed the increased inflation was “transitory” due to the unusual pent-up demand from the COVID-19 pandemic, causing shortages and lifting prices. They indicated the supply-chain disruptions would ease and consumer spending would decline from its frenzied pace as government stimulus measures ended. Toward the end of the annual period, though, inflation persisted, and the supply-chain disruptions did not ease and even worsened to some degree. Late in 2021, the Fed announced it would begin tapering its quantitative easing program, reducing its purchases of U.S. Treasuries and mortgage-backed securities, in an effort to reduce stimulus and fight inflation. In addition, the Fed signaled it would likely pivot from its accommodative monetary policy and begin to tighten, raising short-term interest rates in 2022.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, returned 28.71% during the 12 months ended December 31, 2021, near its all-time high and its third consecutive year of double-digit gains.
After a decline in January 2021 on increased COVID-19 cases and fears around new variants, the U.S. equity market was well supported through most of the annual period by a combination of strong economic growth, robust corporate earnings, a gradual rollback of COVID-19 lockdowns and restrictions, an accelerated COVID-19 vaccine rollout, passage of a sweeping $1.9 trillion fiscal stimulus package in March and investor confidence the Fed would maintain its highly accommodative monetary policy for an extended period. Concerns about rising inflationary pressures led to a brief stretch of volatility mid-way through the second calendar quarter, though U.S. equities resumed their climb in early June when new jobless claims data showed a decline for the sixth consecutive week. All told, the S&P 500® Index finished June at a then-all-time high. Sentiment deteriorated in September as the spread of the COVID-19 Delta variant dampened reopening momentum and the Fed signaled a slowdown of its asset purchases. Supply-chain disruptions and input price pressures also put a strain on the U.S. equity market as did concerns about Chinese real estate developers’ leverage and a spike in energy prices. However, the U.S. equity market then rose strongly, logging its best performing quarter in the fourth quarter of 2021 since the fourth quarter of 2020 on the heels of robust consumer spending, strong corporate earnings results and passage of the U.S. government’s infrastructure plan. The emergence of the Omicron variant of COVID-19 became an area of concern, but such concerns were trumped by more than 80% of the S&P 500® Index constituent companies reporting upside earnings surprises.
Growth stocks modestly outperformed value stocks in the large-cap segment of the U.S. equity market for the annual period ended December 31, 2021, but value stocks significantly outperformed growth stocks in the mid- and small-cap

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

segments during the same time frame. Within the U.S. equity market, large-cap stocks performed best, followed by mid-cap stocks and then small-cap stocks. (All as measured by the FTSE Russell indices.3)
In the S&P 500® Index, all 11 sectors generated positive double-digit absolute total returns during the annual period. Energy, real estate and financials were the best relative performers. Conversely, utilities, consumer staples and industrials were the weakest performing sectors in the S&P 500® Index during the annual period.
The U.S. equity markets outperformed the international equity markets during the annual period. Developed and emerging market equities, as measured by the MSCI EAFE Index3 and MSCI Emerging Markets Index3, respectively, posted annual returns of 11.26% and -2.54%, respectively. International equity markets, similarly to the U.S. equity market, were bolstered by an accelerating global rollout of COVID-19 vaccines, a favorable outlook for global economic growth and substantial support from governments and central banks. However, also as in the U.S., several of the largest international markets, including the U.K. and Germany, were facing rising inflation; their central bankers were similarly remaining patient with accommodative short-term policy rates. From a country perspective, Austria was by far the strongest international equity market during the annual period. The U.K., Germany and Japan also posted gains but lagged behind the U.S. market. Conversely, emerging markets equities were impacted most by a strong U.S. dollar and by China. India’s stock market boomed in part due to a new government bond-buying program and potential increased spending on infrastructure and health care. But Chinese equities experienced a double-digit decline for the annual period, pressured by uncertain government policies as relating to its technology firms, by calls for Hong Kong to keep a high degree of autonomy, by heightened U.S.-China tensions and by growing concerns about debt repayment at China’s large property developer Evergrande.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg US Aggregate Bond Index4, posted a return of -1.54% during the annual period, significantly underperforming the broad U.S. equity market. Bond prices fell and yields rose across most of the yield curve, or spectrum of maturities, during the annual period. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa.)
While U.S. stocks repeatedly hit new highs during the annual period, U.S. Treasuries posted their first negative calendar year since 2013, driven by COVID-19 vaccine rollout progress, unprecedented fiscal stimulus and the Fed’s commitment to not preemptively hike interest rates in response to any transitory rise in inflation during the economic rebound. Further, investors favored bonds with less interest rate risk given the trend upward in yields, which led to worse performance for U.S. Treasuries, which are highly correlated to the direction of interest rates. While signaling a change to come in 2022, the Fed made no changes to its near-zero targeted federal funds rate during the annual period.
For the annual period overall, the yield on the three-month U.S. Treasury bill fell approximately three basis points, while the yield on the two-year U.S. Treasury note increased approximately 60 basis points, and the yield on the five-year U.S. Treasury note rose approximately 90 basis points. (A basis point is 1/100th of a percentage point.) The yield on the bellwether 10-year U.S. Treasury note increased approximately 59 basis points, and the yield on the 30-year U.S. Treasury bond rose approximately 25 basis points during the annual period. With the exception of the very short-term end of the yield curve, yields on short- to intermediate-term maturities rose more than on longer-term maturities, primarily in response to rising inflationary pressures and strong economic growth, and thus the yield curve flattened5, with the spread, or yield differential, between two-year and 30-year maturities narrowing during the annual period.
Indeed, U.S. Treasuries posted the weakest total returns during the annual period, as investors sought yield in lower quality, higher-risk assets. For similar reasons, investment grade corporate bonds and securitized assets, including mortgage-backed securities, also posted negative absolute returns during the annual period, but each sector still outperformed U.S. Treasuries. Sovereign emerging markets debt also posted negative absolute returns for the annual period but outperformed U.S. Treasuries. Treasury inflation protected securities, however, generated positive absolute returns, outperforming nominal, or non-inflation-linked, U.S. Treasuries overall as well as the Bloomberg US Aggregate Bond Index, given the strong rise in inflationary pressures. The high yield corporate bond, leveraged loan and municipal bond sectors, especially high yield municipal bonds, also posted solid positive returns during the annual period.
* * *
Of course, moving forward, we continue to monitor the latest updates related to COVID-19. Just as we remain focused on long-term, strategic investing through all market conditions, we encourage you to do so as well.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950 — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
To stay current with timely commentary and investment insights and/or if you would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
You may obtain free copies of the Fund’s prospectus, Statement of Additional Information or its annual or semi-annual shareholder reports or make shareholder inquiries by contacting your sponsoring insurance company or online at www.vlfunds.com/literature/order-literature. By phone: 1-800-243-2729.
The Value Line Funds are distributed by EULAV Securities LLC.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

Ranked by Morningstar in the 41st percentile for one-year (137 funds), 3rd percentile for three-year (135 funds), 3rd percentile for five-year (122 funds) and 2nd percentile for 10-year (94 funds) periods ended December 31, 2021. All in the Morningstar US Insurance allocation 70% to 85% equity category.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 27 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The FTSE Russell indices are a broad range of U.S. indices that allow investors to track current and historical market performance by specific size, investment style and other market characteristics. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

4
The Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

5
A flattening yield curve is one in which the differential between yields on shorter-term and longer-term maturities narrows. A steepening yield curve is one in which longer-term yields are increasingly higher than shorter-term yields.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

PORTFOLIO MANAGEMENT COMMENTARY (Unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is to achieve a high total investment return, consistent with reasonable risk.
Manager Discussion of Fund Performance
Below, Value Line Strategic Asset Management Trust portfolio managers Stephen E. Grant, Jeffrey D. Geffen and Liane Rosenberg discuss the Fund’s performance and positioning for the 12 months ended December 31, 2021.
How did the Fund perform during the annual period?
The Fund generated a total return of 15.87% during the 12 months ended December 31, 2021. This compares to the 16.61% return of the Fund’s blended benchmark, composed 60% of the S&P 500® Index and 40% of the Bloomberg US Aggregate Bond Index (the Bloomberg Index), during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund posted double-digit absolute gains that performed in line with its blended benchmark during the 12-month reporting period based on favorable asset allocation, which contributed positively to relative results. The Fund was overweighted in stocks and underweighted in fixed income during an annual period when the S&P 500® Index significantly outpaced the Bloomberg Index.
The equity portion of the Fund posted double-digit positive absolute returns but underperformed the 28.71% return of the S&P 500® Index, while the fixed income portion of the Fund posted negative absolute returns that modestly lagged the -1.54% return of the Bloomberg Index on a relative basis. Further, the annual period was one wherein value stocks beat growth stocks within the mid-cap and small-cap segments of the U.S. equity market, ending a four-year streak of growth over value, and large-cap stocks, especially mega-cap stocks, beat mid- and small-cap stocks. These factors put the equity portion of the Fund at a relative disadvantage, as it emphasizes growth over value and as the average market capitalizations of its holdings are substantially less than that of the S&P 500® Index.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund was hurt primarily by stock selection and, to a lesser extent, by sector allocation decisions overall. Detracting most was weak stock selection in the information technology sector. To a lesser degree, stock selection in materials also detracted. Further dampening the equity portion of the Fund’s relative results was having an overweight to the industrials sector, which underperformed the S&P 500® Index during the annual period, and having no exposure to energy, which was the strongest sector in the S&P 500® Index during the annual period.
Only partially offsetting these detractors was stock selection in the health care and consumer staples sectors, which contributed positively. Further boosting the Fund’s relative results was having no exposure at all to the communications sector, which underperformed the S&P 500® Index during the annual period.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, the equity portion of the Fund was hurt most by positions in pest control services provider Rollins, which experienced a share price decline during the annual period because of weaker than expected operating performance. Also, not owning software giant Microsoft, which enjoyed a robust double-digit share price gain during the annual period, or fabless semiconductor company NVIDIA, which saw a triple-digit increase in its share price during the annual period, hurt the equity portion of the Fund’s relative results.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the equity portion of the Fund’s results were diversified industrial and medical conglomerate Danaher and software and technology services firm Intuit, each of which experienced a robust double-digit share price gain during the annual period, benefiting from stronger than expected operating performance. Further, the equity portion of the Fund benefited from not owning e-commerce behemoth Amazon.com, which generated a positive absolute return but significantly lagged the S&P 500® Index during the annual period.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Did the equity portion of the Fund make any significant purchases or sales?
During the annual period, we initiated new positions in the equity portion of the Fund in software and technology services firms Intuit and ServiceNow. In our view, each of these companies has demonstrated consistently attractive long-term growth in both earnings and stock price.
Among those positions eliminated from the equity portion of the Fund during the annual period were SBA Communications, a leading owner and operator of wireless communications infrastructure; IDEX, a designer and manufacturer of pump and dispensing equipment and other engineered products; and Ball, a metal packaging provider. Each of these companies appeared to us to no longer be on the consistent long-term growth track we seek.
Were there any notable changes in the equity portion of the Fund’s weightings during the 12-month period?
During the 12-month period ended December 31, 2021, the equity portion of the Fund moved from an underweight to an overweight exposure to the consumer staples sector relative to the S&P 500® Index. The equity portion of the Fund also shifted from an overweight to an underweight allocation to real estate relative to the S&P 500® Index.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of December 2021?
As of December 31, 2021, the equity portion of the Fund was overweighted relative to the S&P 500® Index in the industrials, health care, materials and consumer staples sectors. The equity portion of the Fund was underweighted relative to the S&P 500® Index in the information technology, financials, consumer discretionary, utilities and real estate sectors on the same date. The equity portion of the Fund had no allocation at all to the energy and communication services sectors on December 31, 2021.
What was the duration strategy of the fixed income portion of the Fund?
Duration positioning in the fixed income portion of the Fund contributed positively to its relative performance, as the fixed income portion of the Fund generally held a duration stance shorter than that of the Bloomberg Index during the annual period based on our expectations for higher interest rates. As rates did rise across most of the yield curve during the annual period in response to greater inflationary pressures and strong economic growth, the fixed income portion of the Fund’s short duration positioning added value. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
However, yield curve positioning overall detracted from the fixed income portion of the Fund’s relative performance during the annual period. The fixed income portion of the Fund was positioned with an emphasis on the intermediate segment of the yield curve, where rates rose most substantially, and it would have proved more beneficial had the fixed income portion of the Fund held more of a barbell positioning along the U.S. Treasury yield curve, with greater weightings in short-term and long-term maturities.
Which fixed income market segments most significantly affected Fund performance?
During the annual period, the fixed income portion of the Fund maintained a “risk on”* bias, with a significantly overweighted allocation to investment grade corporate bonds relative to the Bloomberg Index and a modest exposure to high yield corporate bonds, which are not a component of the Bloomberg Index. Such positioning proved beneficial, as both of these sectors outperformed the Bloomberg Index during the annual period. Having a notably underweighted allocation to U.S. Treasuries, which was the weakest sector in the Bloomberg Index during the annual period, also contributed positively. Issue selection within corporate credit helped, as the fixed income portion of the Fund had a focus on bonds rated BBB, which outperformed higher-rated corporate bonds during the annual period. Conversely, having an overweighted allocation to commercial mortgage-backed securities detracted, as this sector underperformed the Bloomberg Index during the annual period. Issue selection in the securitized sector also dampened the fixed income portion of the Fund’s relative results.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the 12-month period?
During the annual period, we modestly reduced the fixed income portion of the Fund’s exposure to investment grade corporate bonds, with most of the proceeds allocated to mortgage-backed securities. We implemented this shift based on our expectations for several interest rate hikes by the Federal Reserve (the “Fed”) in 2022 and on our analysis that mortgage-backed securities tend to perform better than U.S. Treasuries and corporate bonds during a period of rising

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

rates. We also reduced the fixed income portion of the Fund’s exposure to the intermediate segment of the yield curve, as conditions that caused this area to underperform, such as inflation, rising rates and a hawkish Fed, were likely, in our view, to persist in 2022. (Hawkish tends to suggest higher interest rates; opposite of dovish.)
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of December 2021?
At the end of December 2021, the fixed income portion of the Fund remained overweight relative to the Bloomberg Index in investment grade corporate bonds and remained underweight relative to the Bloomberg Index in U.S. Treasuries. The fixed income portion of the Fund had a more modest underweight to the securitized sector overall. The fixed income portion of the Fund maintained exposure to high yield corporate bonds, which are not a component of the Bloomberg Index.
How did the Fund’s overall asset allocation shift from beginning to end of the reporting period?
In allocating assets, we are guided by Value Line’s proprietary asset allocation model. At December 31, 2020, the Fund had weightings of approximately 73% in stocks, 23% in fixed income and 4% in cash equivalents. Allocations became more weighted toward stocks and less weighted to bonds during the annual period, such that the Fund ended December 2021 with weightings of approximately 76% in stocks, 20% in fixed income and 4% in cash equivalents. At the end of the annual period, Value Line’s asset allocation model remained positive on stocks, based on proprietary financial and economic variables.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, in the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the equity portion of the Fund’s investments are likely to provide superior returns to our shareholders over the long term. In regularly evaluating the fixed income portion of the Fund’s sector allocations and duration and yield curve positioning, we intend to continue diligently monitory any shifts in the Fed’s outlook, any marked change in the path of the COVID-19 pandemic and any notable movements in either inflation or labor market conditions.
At the end of the annual period, our asset allocation model remained positive on the stock market. However, we continue to monitor market conditions for any factors that might drive a shift in the Fund’s balance between equities and fixed income going forward.

*
“Risk on,” or its opposite “risk off,” is an investment setting in which price behavior responds to and is driven by changes in investor risk tolerance. Risk on and risk off refer to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, the risk on/risk off theory states that investors tend to engage in higher risk investments. When risk is perceived to be high, investors have the tendency to gravitate toward lower risk investments.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Ten Largest Holdings (Unaudited)*
Issue	Shares	Value	Percentage of Net Assets
Danaher Corp.	43,200	$14,213,232	5.2%
Thermo Fisher Scientific, Inc.	20,000	13,344,800	4.9%
Waste Connections, Inc.	85,250	11,617,018	4.3%
Roper Technologies, Inc.	22,800	11,214,408	4.1%
Teledyne Technologies, Inc.	23,700	10,354,293	3.8%
Costco Wholesale Corp.	16,000	9,083,200	3.3%
Salesforce.com, Inc.	35,600	9,047,028	3.3%
Mettler-Toledo International, Inc.	4,800	8,146,608	3.0%
MasterCard, Inc.	20,000	7,186,400	2.6%
Intuit, Inc.	11,000	7,075,420	2.6%
Sector Weightings (Unaudited)*
Common Stock Sectors
(Percentage of Common Stocks)
Bonds & Notes Sectors
(Percentage of All Bonds & Notes)
*
Excludes short-term investments, if any.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Average Annual Total Returns (For periods ended 12/31/2021) (Unaudited)
	1 Yr	5 Yrs	10 Yrs
Value Line Strategic Asset Management Trust	15.87%	15.34%	12.72%
60/40 S&P 500® Index/Bloomberg US Aggregate Bond Index	16.61%	12.51%	11.09%
S&P 500® Index	28.71%	18.47%	16.55%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (888)-Guardian (482-7342) or visit www.guardianOnLine.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.
Growth of a Hypothetical $10,000 Investment (Unaudited)
To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made 10 years ago in the Fund to that of the 60/40 S&P 500® Index/Bloomberg US Aggregate Bond Index and the S&P 500® Index (the “Indexes”). The returns for the Indexes do not include fees and expenses, but do include the reinvestment of dividends, if any.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust
Annual Report
To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of $1,000 invested on July 1, 2021 and held for six months ended December 31, 2021.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,094.20	$4.54	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$4.38	0.86%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the Financial Highlights.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust
 Schedule of Investments
December 31, 2021
Shares		Value
Common Stocks 76.7%
Consumer Discretionary 4.6%
Retail 4.6%
12,000	Domino’s Pizza, Inc.	$6,771,960
75,600	TJX Cos., Inc.	5,739,552
		12,511,512
Consumer Staples 5.9%
Household Products 2.5%
67,000	Church & Dwight Co., Inc.	6,867,500
Retail 3.4%
16,000	Costco Wholesale Corp.	9,083,200
		15,950,700
Financials 2.4%
Commercial Services 1.4%
8,000	S&P Global, Inc.	3,775,440
Insurance 1.0%
60,500	Arch Capital Group, Ltd.(1)	2,689,225
		6,464,665
Healthcare 17.1%
Electronics 3.0%
4,800	Mettler-Toledo International, Inc.(1)	8,146,608
Healthcare Products 12.7%
43,200	Danaher Corp.	14,213,232
10,500	IDEXX Laboratories, Inc.(1)	6,913,830
20,000	Thermo Fisher Scientific, Inc.	13,344,800
		34,471,862
Healthcare Services 1.3%
5,600	IQVIA Holdings, Inc.(1)	1,579,984
4,000	UnitedHealth Group, Inc.	2,008,560
		3,588,544
		46,207,014
Industrials 20.2%
Aerospace/Defense 3.8%
36,800	HEICO Corp.	5,307,296
8,000	TransDigm Group, Inc.(1)	5,090,240
		10,397,536
Commercial Services 4.8%
48,369	IHS Markit Ltd.	6,429,207
193,500	Rollins, Inc.	6,619,635
		13,048,842
Shares		Value
Industrials 20.2% (Continued)
Environmental Control 4.3%
85,250	Waste Connections, Inc.	$11,617,018
Machinery - Diversified 1.1%
29,100	Toro Co.	2,907,381
Software 4.1%
22,800	Roper Technologies, Inc.	11,214,408
Transportation 2.1%
22,000	Union Pacific Corp.	5,542,460
		54,727,645
Information Technology 20.9%
Aerospace/Defense 3.8%
23,700	Teledyne Technologies, Inc.(1)	10,354,293
Diversified Financials 2.6%
20,000	MasterCard, Inc. Class A	7,186,400
Software 14.5%
5,000	Adobe, Inc.(1)	2,835,300
14,000	ANSYS, Inc.(1)	5,615,680
25,000	Cadence Design Systems, Inc.(1)	4,658,750
10,000	Fidelity National Information Services, Inc.	1,091,500
38,000	Fiserv, Inc.(1)	3,944,020
11,000	Intuit, Inc.	7,075,420
35,600	Salesforce.com, Inc.(1)	9,047,028
7,732	ServiceNow, Inc.(1)	5,018,918
		39,286,616
		56,827,309
Materials 2.7%
Chemicals 2.3%
26,400	Ecolab, Inc.	6,193,176
Packaging & Containers 0.4%
9,500	AptarGroup, Inc.	1,163,560
		7,356,736
Real Estate 1.4%
REITS 1.4%
13,000	American Tower Corp. REIT	3,802,500
Utilities 1.6%
Electric 1.6%
48,000	NextEra Energy, Inc.	4,481,280
Total Common Stocks (Cost $54,713,964)		208,329,361

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
December 31, 2021
Principal Amount		Value
Asset-Backed Securities 0.6%
$150,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/24	$151,817
300,000	Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47%, 1/15/30(2)	311,725
230,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19%, 7/15/31(2)	242,366
300,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-3, Class A3, 0.45%, 4/16/25	299,432
150,000	Honda Auto Receivables Owner Trust, Series 2019-2, Class A4, 2.54%, 3/21/25	152,384
250,000	Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 5/25/33(2)	249,372
137,949	Verizon Owner Trust, Series 2019-B, Class A1A, 2.33%, 12/20/23	138,872
Total Asset-Backed Securities (Cost $1,567,695)		1,545,968
Commercial Mortgage-Backed Securities 2.4%
250,000	BANK, Series 2017-BNK8, Class A4, 3.49%, 11/15/50	270,571
150,000	BANK, Series 2021-BN34, Class A4, 2.16%, 6/15/63	150,106
284,095	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	292,340
100,000	COMM Mortgage Trust, Series 2013-CR6, Class A4, 3.10%, 3/10/46	101,004
100,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	104,582
247,415	FHLMC Multifamily Structured Pass-Through Certificates, Series K728, Class A2, 3.06%, 8/25/24(3)	258,103
200,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K731, Class A2, 3.60%, 2/25/25(3)	211,385
550,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K733, Class A2, 3.75%, 8/25/25	592,778
151,277	FHLMC Multifamily Structured Pass-Through Certificates, Series K058, Class A1, 2.34%, 7/25/26	155,607
Principal Amount		Value
$250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K062, Class A2, 3.41%, 12/25/26	$272,262
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K065, Class A2, 3.24%, 4/25/27	271,122
222,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K067, Class A2, 3.19%, 7/25/27	240,860
160,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K069, Class A2, 3.19%, 9/25/27(3)	173,888
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K071, Class A2, 3.29%, 11/25/27	273,358
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K089, Class A2, 3.56%, 1/25/29	279,869
191,899	FHLMC Multifamily Structured Pass-Through Certificates, Series K101, Class A1, 2.19%, 7/25/29	198,757
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.51%, 11/25/45(2)(3)	254,453
100,000	FREMF Mortgage Trust, Series 2013-K34, Class B, 3.73%, 9/25/46(2)(3)	103,592
225,000	FREMF Mortgage Trust, Series 2015-K43, Class B, 3.73%, 2/25/48(2)(3)	237,712
200,000	GNMA, Series 2013-12, Class B, 2.06%, 11/16/52(3)	200,190
10,304	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	10,302
233,409	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A4, 3.18%, 8/15/45	234,193
140,173	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4, 2.86%, 11/15/45	141,027
150,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A5, 3.53%, 10/15/48	159,595

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
December 31, 2021
Principal Amount		Value
Commercial Mortgage-Backed Securities 2.4% (Continued)
$200,000	Morgan Stanley Capital I Trust, Series 2019-H6, Class A4, 3.42%, 6/15/52	$216,522
250,000	Morgan Stanley Capital I Trust, Series 2019-L3, Class ASB, 3.07%, 11/15/52	265,954
250,000	Morgan Stanley Capital I Trust, Series 2019-L3, Class A4, 3.13%, 11/15/52	266,281
22,980	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	23,003
100,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class ASB, 3.64%, 5/15/52	107,551
98,610	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class ASB, 3.46%, 7/15/58	101,863
298,097	Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A3, 3.41%, 9/15/58	313,995
Total Commercial Mortgage-Backed Securities (Cost $6,348,010)		6,482,825
Corporate Bonds & Notes 8.1%
Basic Materials 0.5%
Chemicals 0.2%
230,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22(4)	237,403
150,000	Ecolab, Inc., Senior Unsecured Notes, 1.30%, 1/30/31(4)	140,766
175,000	Nutrien Ltd., Senior Unsecured Notes, 4.20%, 4/1/29	197,574
		575,743
Iron/Steel 0.1%
175,000	ArcelorMittal SA, Senior Unsecured Notes, 4.25%, 7/16/29(4)	191,784
145,000	Steel Dynamics, Inc., Senior Unsecured Notes, 3.25%, 1/15/31	153,047
		344,831
Mining 0.2%
150,000	Freeport-McMoRan, Inc., 4.63%, 8/1/30	160,875
145,000	Rio Tinto Finance USA PLC, Guaranteed Notes, 4.13%, 8/21/42	173,856
170,000	Teck Resources Ltd., Senior Unsecured Notes, 6.13%, 10/1/35	220,688
		555,419
		1,475,993
Communications 0.7%
Internet 0.1%
175,000	Netflix, Inc., Senior Unsecured Notes, 4.88%, 4/15/28	199,500
Principal Amount		Value
Communications 0.7% (Continued)
$125,000	VeriSign, Inc., Senior Unsecured Notes, 2.70%, 6/15/31	$125,625
		325,125
Media 0.2%
200,000	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	220,101
200,000	Comcast Corp., Guaranteed Notes, 3.95%, 10/15/25	218,444
125,000	Walt Disney Co., Guaranteed Notes, 2.65%, 1/13/31(4)	130,172
		568,717
Telecommunications 0.4%
228,000	AT&T, Inc., Senior Unsecured Notes, 2.55%, 12/1/33	223,307
200,000	Motorola Solutions, Inc., Senior Unsecured Notes, 4.60%, 5/23/29	228,695
250,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	294,288
150,000	Vodafone Group PLC, Senior Unsecured Notes, 4.25%, 9/17/50(4)	173,744
		920,034
		1,813,876
Consumer, Cyclical 0.7%
Auto Manufacturers 0.3%
175,000	American Honda Finance Corp., Senior Unsecured Notes, 1.00%, 9/10/25	172,272
195,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.38%, 11/13/25	202,589
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	205,978
150,000	Toyota Motor Credit Corp., Senior Unsecured Notes, 3.45%, 9/20/23	156,764
		737,603
Home Builders 0.1%
175,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23	185,528
150,000	PulteGroup, Inc., Guaranteed Notes, 5.00%, 1/15/27(4)	170,370
		355,898
Home Furnishings 0.1%
150,000	Whirlpool Corp., Senior Unsecured Notes, 4.75%, 2/26/29	173,298
Housewares 0.1%
185,000	Newell Brands, Inc., Senior Unsecured Notes, 4.70%, 4/1/26	201,696
Retail 0.1%
175,000	AutoZone, Inc., Senior Unsecured Notes, 3.75%, 6/1/27(4)	191,160

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
December 31, 2021
Principal Amount		Value
Corporate Bonds & Notes 8.1% (Continued)
Consumer, Cyclical 0.7% (Continued)
$150,000	O’Reilly Automotive, Inc., Senior Unsecured Notes, 3.60%, 9/1/27	$162,230
		353,390
		1,821,885
Consumer, Non-cyclical 1.6%
Agriculture 0.1%
175,000	Bunge Ltd. Finance Corp., Guaranteed Notes, 3.25%, 8/15/26	184,692
Beverages 0.1%
125,000	Coca-Cola Femsa SAB de CV, Guaranteed Notes, 2.75%, 1/22/30	127,845
175,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	230,101
		357,946
Biotechnology 0.1%
200,000	Amgen, Inc., Senior Unsecured Notes, 2.20%, 2/21/27(4)	204,843
200,000	Regeneron Pharmaceuticals, Inc., Senior Unsecured Notes, 1.75%, 9/15/30	189,338
		394,181
Commercial Services 0.2%
150,000	Global Payments, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	166,606
150,000	PayPal Holdings, Inc., Senior Unsecured Notes, 2.65%, 10/1/26	157,551
170,000	Service Corp. International, Senior Unsecured Notes, 4.00%, 5/15/31	172,125
		496,282
Food 0.1%
175,000	Conagra Brands, Inc., Senior Unsecured Notes, 1.38%, 11/1/27	167,251
175,000	Kroger Co., Senior Unsecured Notes, 2.65%, 10/15/26(4)	181,940
		349,191
Healthcare Products 0.2%
175,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26	193,490
200,000	Baxter International, Inc., Senior Unsecured Notes, 1.73%, 4/1/31	189,626
		383,116
Healthcare Services 0.4%
150,000	Anthem, Inc., Senior Unsecured Notes, 3.35%, 12/1/24	158,496
175,000	Centene Corp., Senior Unsecured Notes, 4.63%, 12/15/29	188,731
200,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	219,800
250,000	Humana, Inc., Senior Unsecured Notes, 3.13%, 8/15/29	262,168
Principal Amount		Value
Consumer, Non-cyclical 1.6% (Continued)
$175,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	$220,385
		1,049,580
Pharmaceuticals 0.4%
150,000	AbbVie, Inc., Senior Unsecured Notes, 2.95%, 11/21/26	158,151
175,000	AstraZeneca PLC, Senior Unsecured Notes, 1.38%, 8/6/30	165,395
185,000	Merck & Co., Inc., Senior Unsecured Notes, 3.90%, 3/7/39	217,663
175,000	Novartis Capital Corp., Guaranteed Notes, 2.75%, 8/14/50(4)	177,452
140,000	Takeda Pharmaceutical Co. Ltd., Senior Unsecured Notes, 3.03%, 7/9/40	142,763
185,000	Utah Acquisition Sub, Inc., Guaranteed Notes, 3.95%, 6/15/26	199,566
		1,060,990
		4,275,978
Energy 0.8%
Oil & Gas 0.5%
150,000	Canadian Natural Resources Ltd., Senior Unsecured Notes, 2.05%, 7/15/25	151,500
150,000	Diamondback Energy, Inc., Guaranteed Notes, 2.88%, 12/1/24	155,646
175,000	EOG Resources, Inc., Senior Unsecured Notes, 4.38%, 4/15/30(4)	202,417
150,000	Hess Corp., Senior Unsecured Notes, 4.30%, 4/1/27	163,455
250,000	Marathon Petroleum Corp., Senior Unsecured Notes, 5.13%, 12/15/26	284,672
175,000	Occidental Petroleum Corp., Senior Unsecured Notes, 5.50%, 12/1/25	194,030
100,000	Shell International Finance B.V., Guaranteed Notes, 2.38%, 11/7/29	102,235
125,000	Suncor Energy, Inc., Senior Unsecured Notes, 3.10%, 5/15/25	130,636
		1,384,591
Oil & Gas Services 0.1%
150,000	Schlumberger Finance Canada Ltd., Guaranteed Notes, 1.40%, 9/17/25	149,514
Pipelines 0.2%
175,000	Boardwalk Pipelines LP, Guaranteed Notes, 4.95%, 12/15/24	189,683
125,000	Magellan Midstream Partners LP, Senior Unsecured Notes, 4.25%, 9/15/46	139,332
150,000	Spectra Energy Partners LP, Guaranteed Notes, 4.75%, 3/15/24	159,816
150,000	TransCanada PipeLines Ltd., Senior Unsecured Notes, 4.88%, 5/15/48	191,369
		680,200
		2,214,305

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
December 31, 2021
Principal Amount		Value
Corporate Bonds & Notes 8.1% (Continued)
Financial 2.4%
Banks 0.9%
$200,000	Barclays PLC, Senior Unsecured Notes, 4.34%, 1/10/28	$218,485
200,000	Citigroup, Inc., Senior Unsecured Notes, (3-month LIBOR + 0.90%), 3.35%, 4/24/25(3)	208,867
176,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	230,329
175,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 3.75%, 2/25/26	188,550
175,000	HSBC Holdings PLC, Senior Unsecured Notes, 3.90%, 5/25/26	188,832
150,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.63%, 8/6/24	154,492
200,000	ING Groep NV, Senior Unsecured Notes, 3.95%, 3/29/27	218,747
150,000	JPMorgan Chase & Co., Senior Unsecured Notes, (3-month LIBOR + 1.38%), 3.96%, 11/15/48(3)	176,538
500,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3.20%, 1/25/23	513,593
200,000	KeyCorp, Senior Unsecured Notes, 2.55%, 10/1/29	204,967
		2,303,400
Diversified Financials 0.4%
175,000	AerCap Ireland Capital DAC/ AerCap Global Aviation Trust, Guaranteed Notes, 1.75%, 1/30/26	171,730
150,000	Air Lease Corp., Senior Unsecured Notes, 3.63%, 4/1/27	157,426
175,000	Ally Financial, Inc., Senior Unsecured Notes, 5.13%, 9/30/24	191,248
175,000	BlackRock, Inc., Senior Unsecured Notes, 2.40%, 4/30/30	180,266
200,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	212,746
200,000	Synchrony Financial, Senior Unsecured Notes, 4.25%, 8/15/24	211,865
		1,125,281
Insurance 0.5%
175,000	Aflac, Inc., Senior Unsecured Notes, 3.60%, 4/1/30(4)	193,089
175,000	Allstate Corp., Senior Unsecured Notes, 1.45%, 12/15/30	165,626
250,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	263,805
175,000	Hartford Financial Services Group, Inc., Senior Unsecured Notes, 2.80%, 8/19/29	181,641
175,000	PartnerRe Finance B LLC, Guaranteed Notes, 3.70%, 7/2/29	190,531
200,000	Principal Financial Group, Inc., Guaranteed Notes, 3.70%, 5/15/29	220,919
Principal Amount		Value
Financial 2.4% (Continued)
$175,000	Prudential Financial, Inc., Junior Subordinated Notes, (3-month LIBOR + 2.67%), 5.70%, 9/15/48(3)(4)	$196,201
		1,411,812
REITS 0.6%
200,000	AvalonBay Communities, Inc., Senior Unsecured Notes, 2.45%, 1/15/31(4)	205,209
175,000	Digital Realty Trust LP, Guaranteed Notes, 3.60%, 7/1/29(4)	189,581
200,000	Duke Realty LP, Senior Unsecured Notes, 4.00%, 9/15/28	223,444
150,000	Equinix, Inc., Senior Unsecured Notes, 2.50%, 5/15/31(4)	150,068
150,000	Kimco Realty Corp., 2.25%, 12/1/31	146,336
175,000	Life Storage LP, Guaranteed Notes, 2.20%, 10/15/30	172,070
175,000	Prologis LP, Senior Unsecured Notes, 2.25%, 4/15/30	176,067
170,000	Sabra Health Care LP, Guaranteed Notes, 3.90%, 10/15/29	178,153
225,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	252,218
		1,693,146
		6,533,639
Industrial 0.6%
Aerospace/Defense 0.1%
125,000	Raytheon Technologies Corp., Senior Unsecured Notes, 4.13%, 11/16/28	139,930
125,000	Teledyne Technologies, Inc., Senior Unsecured Notes, 1.60%, 4/1/26	123,842
		263,772
Building Materials 0.1%
125,000	Owens Corning, Senior Unsecured Notes, 3.95%, 8/15/29	137,066
Electronics 0.1%
150,000	Amphenol Corp., 2.20%, 9/15/31	146,773
200,000	Flex Ltd., Senior Unsecured Notes, 4.75%, 6/15/25	217,654
		364,427
Miscellaneous Manufacturers 0.1%
170,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	181,631
Packaging & Containers 0%
100,000	WRKCo, Inc., Guaranteed Notes, 3.90%, 6/1/28	109,566
Transportation 0.2%
250,000	CSX Corp., Senior Unsecured Notes, 3.35%, 9/15/49	265,055
150,000	United Parcel Service, Inc., Senior Unsecured Notes, 2.50%, 9/1/29	155,135
		420,190
		1,476,652

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
December 31, 2021
Principal Amount		Value
Corporate Bonds & Notes 8.1% (Continued)
Technology 0.6%
Computers 0.1%
$175,000	Dell International LLC / EMC Corp., 4.90%, 10/1/26	$197,214
200,000	Western Digital Corp., 3.10%, 2/1/32	201,460
		398,674
Semiconductors 0.3%
185,000	Analog Devices, Inc., 2.80%, 10/1/41	187,667
175,000	KLA Corp., Senior Unsecured Notes, 4.10%, 3/15/29	197,703
175,000	NVIDIA Corp., Senior Unsecured Notes, 2.85%, 4/1/30	186,058
175,000	Xilinx, Inc., Senior Unsecured Notes, 2.38%, 6/1/30	177,409
		748,837
Software 0.2%
175,000	Adobe, Inc., Senior Unsecured Notes, 2.30%, 2/1/30	179,040
175,000	Electronic Arts, Inc., Senior Unsecured Notes, 4.80%, 3/1/26	195,198
175,000	salesforce.com, Inc., Senior Unsecured Notes, 2.70%, 7/15/41	175,294
		549,532
		1,697,043
Utilities 0.2%
Electric 0.1%
150,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	177,669
150,000	Dominion Energy, Inc., Senior Unsecured Notes, 4.25%, 6/1/28	167,294
125,000	Pinnacle West Capital Corp., Senior Unsecured Notes, 1.30%, 6/15/25	123,002
		467,965
Gas 0.1%
150,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	164,421
		632,386
Total Corporate Bonds & Notes (Cost $21,380,195)		21,941,757
Foreign Government Obligations 0.1%
200,000	European Bank for Reconstruction & Development, Senior Unsecured Notes, 2.75%, 3/7/23	205,081
150,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	159,227
Total Foreign Government Obligations (Cost $351,741)		364,308
Principal Amount		Value
Long-Term Municipal Securities 0.6%
California 0%
$100,000	University of California, Taxable General Revenue Bonds, Series AC, 4.80%, 5/15/31	$114,683
Colorado 0%
100,000	Regional Transportation District Sales Tax Revenue, Revenue Bonds, Ser. A, 2.29%, 11/1/35	96,629
Delaware 0.1%
175,000	County of Sussex DE, General Obligation Limited, Series B, GO, 1.21%, 3/15/29	169,892
Massachusetts 0.1%
175,000	Massachusetts School Building Authority, Refunding Revenue Bonds, Ser. B, 3.40%, 10/15/40	183,139
Michigan 0.1%
150,000	Lincoln Consolidated School District, General Obligation Limited, Series B, 4.32%, 5/1/37	167,702
Pennsylvania 0.1%
250,000	City of Philadelphia PA Water & Wastewater, Refunding Revenue Bonds, Series B, 2.54%, 7/1/36	249,338
Texas 0.2%
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	270,231
150,000	Texas A&M University Board, Revenue Bonds, Series B, 3.48%, 5/15/49	159,399
		429,630
Virginia 0%
125,000	Fairfax County Economic Development Authority, Series C, 2.43%, 10/1/34	126,124
Washington 0%
125,000	Grant County Public Utility District No 2 Priest Rapids Hydroelectric Project, Revenue Bonds, 3.31%, 1/1/43	128,438
Total Long-Term Municipal Securities (Cost $1,631,435)		1,665,575
U.S. Government Agency Obligations 0.2%
250,000	FHLB, 3.25%, 3/8/24	263,065
250,000	FNMA, 2.38%, 1/19/23	255,135
Total U.S. Government Agency Obligations (Cost $501,334)		518,200

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
December 31, 2021
Principal Amount		Value
Residential Mortgage-Backed Securities 3.8%
Mortgage Securities 3.8%
$38,957	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	$39,806
213,590	FHLMC Gold PC Pool #G08732, 3.00%, 11/1/46	224,862
84,700	FHLMC Gold PC Pool #Q23725, 4.00%, 12/1/43	92,286
214,494	FHLMC Pool #QB3856, 2.00%, 9/1/50	214,131
139,581	FHLMC Pool #SD8023, 2.50%, 11/1/49	142,612
141,778	FHLMC Pool #SD8098, 2.00%, 10/1/50	141,538
1,011,156	FHLMC Pool #SD8134, 2.00%, 3/1/51	1,009,446
147,547	FHLMC Pool #SD8173, MBS, 2.50%, 10/1/51	150,889
95,458	FNMA Pool #995245, 5.00%, 1/1/39	106,635
68,026	FNMA Pool #AA7720, 4.00%, 8/1/39	74,563
110,359	FNMA Pool #AB4449, 4.00%, 2/1/42	121,214
101,427	FNMA Pool #AB5472, 3.50%, 6/1/42	109,581
109,542	FNMA Pool #AD6374, 5.00%, 5/1/40	124,265
122,371	FNMA Pool #AH4865, 4.50%, 2/1/41	131,960
102,092	FNMA Pool #AO2961, 4.00%, 5/1/42	112,150
652,336	FNMA Pool #AP1340, 3.50%, 7/1/42	702,550
183,262	FNMA Pool #AS9459, 4.50%, 4/1/47	198,410
163,049	FNMA Pool #AT0969, 3.00%, 4/1/43	171,823
259,838	FNMA Pool #AT8849, 4.00%, 6/1/43	283,915
73,984	FNMA Pool #AU6043, 3.00%, 9/1/43	77,867
121,754	FNMA Pool #AU8846, 3.00%, 11/1/43	128,371
260,608	FNMA Pool #CA5540, 3.00%, 4/1/50	274,143
184,285	FNMA Pool #FM5091, 1.50%, 12/1/50	178,211
209,928	FNMA Pool #FM6468, 4.00%, 6/1/49	223,071
387,603	FNMA Pool #FM8461, MBS, 2.00%, 7/1/36	397,593
1,042,853	FNMA Pool #FM9508, MBS, 2.50%, 10/1/36	1,085,507
Principal Amount		Value
Residential Mortgage-Backed Securities 3.8% (Continued)
Mortgage Securities 3.8% (Continued)
$143,650	FNMA Pool #MA4077, 2.00%, 7/1/50	$143,407
188,768	FNMA Pool #MA4100, 2.00%, 8/1/50	188,449
79,738	FNMA Pool #MA4119, 2.00%, 9/1/50	79,603
746,227	FNMA Pool #MA4159, 2.50%, 10/1/50	762,430
302,287	FNMA Pool #MA4222, 3.50%, 12/1/50	318,685
917,174	FNMA Pool #MA4328, 1.50%, 5/1/36	920,840
34,971	GNMA, Series 2009-110, Class CG, 3.00%, 4/16/39	35,965
97,614	GNMA I Pool #650494, 5.50%, 1/15/36	111,685
314,161	GNMA II Pool #4016, 5.50%, 8/20/37	363,057
118,509	GNMA II Pool #MA1090, 3.50%, 6/20/43	126,983
41,158	GNMA II Pool #MA1375, 3.50%, 10/20/43	44,063
67,528	GNMA II Pool #MA5076, 3.00%, 3/20/48	70,125
132,035	GNMA II Pool #MA7054, 3.50%, 12/20/50	137,747
347,003	GNMA II Pool #MA7651, 3.50%, 10/20/51	363,032
		10,183,470
Total Residential Mortgage-Backed Securities (Cost $10,069,391)		10,183,470
U.S. Treasury Obligations 4.4%
200,000	U.S. Treasury Bonds, 5.38%, 2/15/31	267,914
760,000	U.S. Treasury Bonds, 4.50%, 5/15/38	1,065,158
1,040,000	U.S. Treasury Bonds, 3.00%, 5/15/42	1,235,406
1,169,000	U.S. Treasury Bonds, 3.00%, 2/15/48	1,432,436
403,000	U.S. Treasury Bonds, 2.25%, 8/15/49	433,178
445,000	U.S. Treasury Notes, 0.25%, 11/15/23	441,384
300,000	U.S. Treasury Notes, 2.25%, 11/15/24	311,098
980,000	U.S. Treasury Notes, 0.50%, 3/31/25	964,037
1,000,000	U.S. Treasury Notes, 0.38%, 11/30/25	970,234
250,000	U.S. Treasury Notes, 0.63%, 3/31/27	241,826
1,100,000	U.S. Treasury Notes, 0.63%, 11/30/27	1,054,410
800,000	U.S. Treasury Notes, 2.88%, 5/15/28	872,281
700,000	U.S. Treasury Notes, 2.63%, 2/15/29	757,395
125,000	U.S. Treasury Notes, 1.75%, 11/15/29	128,247
700,000	U.S. Treasury Notes, 1.50%, 2/15/30	704,293
1,220,000	U.S. Treasury Notes, 1.13%, 2/15/31	1,185,354
Total U.S. Treasury Obligations (Cost $11,679,721)		12,064,651

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
December 31, 2021
Shares		Value
Short-Term Investments 3.9%
Money Market Funds 3.9%
8,085,924	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(5)	$8,085,924
2,553,717	State Street Navigator Securities Lending Government Money Market Portfolio(6)	2,553,717
		10,639,641
Total Short-Term Investments (Cost $10,639,641)		10,639,641
Total Investments In Securities 100.8% (Cost $118,883,127)		$273,735,756
Excess Of Liabilities Over Cash And Other Assets (0.8)%		(2,265,153)
Net Assets 100.0%		$271,470,603

(1)
Non-income producing.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
Floating or variable rate security. The rate disclosed is the rate in effect as of December 31, 2021. The information in parentheses represents the benchmark and reference rate for each relevant security and the rate adjusts based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. For securities which do not indicate a reference rate and spread in their descriptions, the interest rate adjusts periodically based on current interest rates and, for mortgage-backed securities, prepayments in the underlying pool of assets.
(4)
A portion or all of the security was held on loan. As of December 31, 2021, the market value of the securities on loan was $2,661,448.

(5)
Rate reflects 7 day yield as of December 31, 2021.

(6)
Securities with an aggregate market value of $2,661,448 were out on loan in exchange for collateral including $2,553,717 of cash collateral as of December 31, 2021. The collateral was invested in a cash collateral reinvestment vehicle.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Freddie Mac Multifamily.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

REITs
Real Estate Investment Trusts.

TIPS
Treasury Inflation Protected Security.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2021 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$208,329,361	$—	$—	$208,329,361
Asset-Backed Securities	—	1,545,968	—	1,545,968
Commercial Mortgage-Backed Securities	—	6,482,825	—	6,482,825
Corporate Bonds & Notes*	—	21,941,757	—	21,941,757
Foreign Government Obligations	—	364,308	—	364,308
Long-Term Municipal Securities*	—	1,665,575	—	1,665,575
U.S. Government Agency Obligations	—	518,200	—	518,200
Residential Mortgage-Backed Securities	—	10,183,470	—	10,183,470
U.S. Treasury Obligations	—	12,064,651	—	12,064,651
Short-Term Investments	10,639,641	—	—	10,639,641
Total Investments in Securities	$218,969,002	$54,766,754	$—	$273,735,756

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Statement of Assets and Liabilities
 Statement of Operations

December 31, 2021
ASSETS:
Investment in securities, at value (Cost — $118,883,127) (securities on loan, at value, $2,661,448)	$273,735,756
Dividends and interest receivable	363,951
Receivable for securities sold	210,979
Prepaid expenses	3,273
Receivable for securities lending income	376
Total Assets	274,314,335
LIABILITIES:
Payable upon return of securities on loan (See Note 1(J))	2,553,717
Payable for capital shares redeemed	43,723
Accrued expenses:
Advisory fee	109,043
Service and distribution plan fees	61,395
Directors’ fees and expenses	2,415
Other	73,439
Total Liabilities	2,843,732
Net Assets	$271,470,603
NET ASSETS CONSIST OF:
Shares of beneficial interest, at $0.01 par value (authorized unlimited, outstanding 11,804,074 shares)	$118,041
Additional paid-in capital	85,199,061
Distributable Earnings/(Loss)	186,153,501
Net Assets	$271,470,603
Net Asset Value Per Outstanding Share ($271,470,603 ÷ 11,804,074 shares outstanding)	$23.00
For the Year Ended December 31, 2021
INVESTMENT INCOME:
Interest	$1,417,266
Dividends (net of foreign withholding tax of $10,810)	1,015,375
Securities lending income (Net)	3,136
Total Income	2,435,777
Expenses:
Advisory fees	1,244,736
Service and distribution plan fees	1,056,831
Custody and accounting fees	105,390
Auditing and legal fees	62,142
Fund administration fees	35,106
Directors’ fees and expenses	27,750
Printing and postage fees	19,765
Compliance and tax service fees	17,670
Insurance fees	8,485
Registration and filing fees	2,771
Other	20,228
Total Expenses Before Fees Waived (See Note 6)	2,600,874
Less: Service and Distribution Plan Fees Waived	(343,470)
Net Expenses	2,257,404
Net Investment Income/(Loss)	178,373
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments in securities	31,122,187
Foreign currency transactions	(29)
31,122,158
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments in securities	7,645,892
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	38,768,050
Net Increase/(Decrease) in Net Assets from Operations	$38,946,423

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations:
Net investment income/(loss)	$178,373	$729,033
Net realized gain/(loss) on investments and foreign currency	31,122,158	38,377,146
Change in net unrealized appreciation/(depreciation) on investments	7,645,892	2,596,129
Net increase/(decrease) in net assets from operations	38,946,423	41,702,308
Distributions to Shareholders from:
Distributable Earnings	(39,098,896)	(20,460,126)
Share Transactions:
Proceeds from sale of shares	2,727,088	1,983,567
Proceeds from reinvestment of distributions to shareholders	39,098,896	20,460,126
Cost of shares redeemed	(34,241,128)	(29,508,261)
Net increase/(decrease) in net assets from fund share transactions	7,584,856	(7,064,568)
Total increase/(decrease) in net assets	7,432,383	14,177,614
NET ASSETS:
Beginning of year	264,038,220	249,860,606
End of year	$271,470,603	$264,038,220

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$23.26	$21.47	$18.63	$21.08	$19.76
Income/(loss) from investment operations:
Net investment income/(loss)	0.02(1)	0.06(1)	0.11	0.14	0.14
Net gains/(losses) on securities (both realized and unrealized)	3.40	3.59	4.98	(0.03)	3.09
Total from investment operations	3.42	3.65	5.09	0.11	3.23
Less distributions:
Dividends from net investment income	(0.08)	(0.11)	(0.15)	(0.16)	(0.12)
Distributions from net realized gains	(3.60)	(1.75)	(2.10)	(2.40)	(1.79)
Total distributions	(3.68)	(1.86)	(2.25)	(2.56)	(1.91)
Net asset value, end of year	$23.00	$23.26	$21.47	$18.63	$21.08
Total return*	15.87%	17.98%	27.71%(2)	0.05%	16.88%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$271,471	$264,038	$249,861	$224,458	$257,175
Ratio of gross expenses to average net assets(3)	0.98%	1.00%	1.01%	1.03%	1.02%
Ratio of net expenses to average net assets(4)	0.85%	0.87%	0.88%	0.89%	0.89%
Ratio of net investment income/(loss) to average net assets(4)	0.07%	0.29%	0.47%	0.63%	0.63%
Portfolio turnover rate	15%	17%	6%	22%	7%

*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Per share amounts are calculated based on average shares outstanding during the year.

(2)
The total return includes adjustments to the net asset value required by generally accepted accounting principles.

(3)
Ratio reflects expenses grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor.

(4)
Ratio reflects expenses net of the waiver of a portion of the service and distribution plan fees by the Distributor.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Notes to Financial Statements

December 31, 2021

1.
Significant Accounting Policies

Value Line Strategic Asset Management Trust (the “Fund”), a series of Value Line Funds Variable Trust (the “Trust”), is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Fund will attempt to achieve its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate. The Fund is part of the Value Line Family of Funds (the “Value Line Funds”), a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Fund’s valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
The Board has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

■ Value Line Strategic Asset Management Trust
 Notes to Financial Statements (Continued)

December 31, 2021

(B) Fair Value Measurements: The Fund follows fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of December 31, 2021, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of the inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statement of Operations.
The Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
(E) Fund Distributions: It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.

■ Value Line Strategic Asset Management Trust
 Notes to Financial Statements (Continued)

December 31, 2021

(F) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Accounting for Real Estate Investment Trusts: The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.
(I) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending: Under an agreement with State Street Bank & Trust Company (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. The Fund or the borrower may terminate the loan at any time. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. The Fund is protected by State Street in the event of counter-party default (the Fund accepts a smaller rebate for this protection). Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in “Securities lending income (Net)” on the Statement of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds’ collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund may enter into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreements are allocated to the funds based on

■ Value Line Strategic Asset Management Trust
 Notes to Financial Statements (Continued)

December 31, 2021

their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.
As of December 31, 2021, the Fund was not invested in joint repurchase agreements.
As of December 31, 2021, the Fund loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Value of Securities Loaned	Value of Collateral*
$2,661,448	$2,712,342

*
The Fund received cash collateral of $2,553,717, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, the Fund received non-cash collateral of $158,625 in the form of U.S. Government obligations, ranging from 0.01%-3.86%, maturing 2/3/22-5/15/51. The value of securities loaned is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

(K) Other Risks: An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and was declared a pandemic by the World Health Organization in March 2020. This coronavirus has resulted in travel restrictions, restrictions on gatherings of people (including closings of, or limitations on, dining and entertainment establishments, as well as schools and universities), closed businesses (or businesses that are restricted in their operations), closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious disease outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak cannot be determined with certainty. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and disruption to the global economy, the consequences of which are currently unpredictable. Certain of the Fund’s investments are likely to have exposure to businesses that, as a result of COVID-19, experience a slowdown or temporary suspension in business activities. These factors, as well as any restrictive measures instituted in order to prevent or control a pandemic or other public health crisis, such as the one posed by COVID-19, could have a material and adverse effect on the Fund’s investments.
(L) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.
Investment Risks

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

■ Value Line Strategic Asset Management Trust
 Notes to Financial Statements (Continued)

December 31, 2021

3.
Capital Share Transactions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in capital stock were as follows:
	Year Ended December 31, 2021	Year Ended December 31, 2020
Shares sold	118,949	93,500
Shares issued to shareholders in reinvestment of dividends and distributions	1,828,760	980,831
Shares redeemed	(1,496,435)	(1,361,592)
Net increase (decrease)	451,274	(287,261)

4.
Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments for the year ended December 31, 2021, were as follows:
Purchases of Investment Securities Excluding U.S. Government Obligations	Sales of Investment Securities Excluding U.S. Government Obligations	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
$24,482,723	$51,601,220	$13,848,108	$9,877,407

5.
Income Taxes

At December 31, 2021, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were:
Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation) on Investments
$118,902,883	$155,645,818	$(812,945)	$154,832,873
The differences between book basis and tax basis unrealized appreciation/depreciation on investments were primarily attributed to wash sales.
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	Undistributed Long-term Gain	Other Timing Differences	Unrealized Appreciation	Capital Loss Carryforwards	Late Year Deferrals	Distributable Earnings (Loss)
$324,584	$30,996,044	$—	$154,832,873	$—	$—	$186,153,501

■ Value Line Strategic Asset Management Trust
 Notes to Financial Statements (Continued)

December 31, 2021

The tax composition of distributions paid to shareholders for the years ended December 31, 2021 and December 31, 2020 were as follows:
	2021	2020
Ordinary income	$1,492,193	$1,313,664
Long-term capital gain	37,606,703	19,146,462
	$39,098,896	$20,460,126

6.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

For providing advisory services to the Fund and managing the Fund’s investments for the year ended December 31, 2021, the Adviser was paid a fee at an annual rate of 0.47% of the Fund’s average daily net assets. The investment advisory agreement between the Fund and the Adviser provides for a combined fee for both advisory services and Administrative Services (as defined in the investment advisory agreement) at an annual rate equal to 0.50% of Fund’s average daily net assets (the “Combined Rate”). The advisory fee component paid by the Fund to the Adviser for each period is calculated by subtracting the amount paid by the Fund for Administrative Services with respect to the same period from the Combined Rate. The Adviser provides (or arranges for the provision of) such Administrative Services pursuant to a separate administration agreement with the Fund. An advisory fee of $1,244,736 was paid or payable to the Adviser for the year ended December 31, 2021.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the 1940 Act, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the year ended December 31, 2021, fees amounting to $1,056,831, before fee waivers, were accrued under the Plan. The Distributor has contractually agreed to waive the 12b-1 fee in an amount equal to 0.13% of the Fund’s average daily net assets through June 30, 2022. The waiver cannot be terminated before June 30, 2022 without the approval of the Fund’s Board. There is no assurance that the Distributor will extend the waiver beyond June 30, 2022. For the year ended December 31, 2021, the fees waived amounted to $343,470. The Distributor has no right to recoup previously waived amounts.
The Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets or another equitable method.

■ Value Line Strategic Asset Management Trust
 Report of Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Value Line Funds Variable Trust and Shareholders of Value Line Strategic Asset Management Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Value Line Strategic Asset Management Trust (one of the funds constituting Value Line Funds Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
New York, New York
February 10, 2022
We have served as the auditor of one or more investment companies in the Value Line Funds since 1983.

■ Value Line Strategic Asset Management Trust
 Federal Tax Status of Distribution (Unaudited)
For corporate taxpayers 77.46% of ordinary income distribution paid during the year ended December 31, 2021, qualifies for the corporate dividends received deductions.
During the year ended December 31, 2021, 77.46% of the ordinary income distribution is treated as qualified dividends.
During the year ended December 31, 2021, the fund distributed $37,606,703 from long-term gains.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Regulatory filings of Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

■ Value Line Strategic Asset Management Trust
 Federal Tax Status of Distribution (Unaudited) (Continued)
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

■ Value Line Strategic Asset Management Trust
 Board Approval of Liquidity Risk Management Program
To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. This Rule requires every registered open-end management company to establish a liquidity risk management program (the “LRMP”) that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.
The Funds’ Board approved the appointment of the Adviser’s 40 Act Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the LRMP for the Funds on December 13, 2018 and the Fund’s LRMP on March 15, 2019. At the Board’s regular meeting on June 17, 2021, the Funds’ Chief Compliance Officer provided a report to the Funds’ Board on the operation and effectiveness of the LRMP after its first year of operation. The Adviser manages liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, the Adviser utilizes a third-party provider of liquidity monitoring services. The third-party provider supplies portfolio-level data and certain assumptions which it uses to determine classifications. The Liquidity Committee reviews and reconciles the information provided for accuracy.
The LRMP effectively managed the Funds’ liquidity risks for the twelve-month period ended December 31, 2021. During this period, each Fund held no less than 50% of its total net assets in highly liquid investments. Because each Fund consisted primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund, and all Funds were well under their illiquid investment limitations. Additionally, no events that would require the filing of Form N-LIQUID occurred.

■ Value Line Strategic Asset Management Trust
 Management of the Funds
The business and affairs of the Trust are managed by the Trust’s officers under the direction of its Board of Trustees. The following table sets forth information on each Trustee and officer of the Fund. Each Trustee serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Trustee serves until his or her successor is elected and qualified. The Statement of Additional Information includes additional information about the Fund Trustees and is available without charge by calling 1-800-243-2729.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Trustee*
Mitchell E. Appel Age: 51	Trustee	Since 2010	President of each of the Value Line Funds; Trustee, CEO and Treasurer of the Adviser; President and Chief Financial Officer of the Distributor.	9	Forethought Variable Insurance Trust
Non-Interested Trustees
Joyce E. Heinzerling Age: 65	Trustee	Since 2008	Retired. Managing Member, Meridian Fund Advisers LLC (consultants) until 2020.	9	KOP Therapeutics Corp. (biotechnology)
James E. Hillman Age: 65	Trustee (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006-2011.	9	Miller/Howard High Income Equity Fund
Paul Craig Roberts Age: 83	Trustee	Since 1987	Chairman, Institute for Political Economy	9	None
Nancy-Beth Sheerr Age: 73	Trustee	Since 1996	Independent Trustee and Managing Member, NBS Consulting LLC since November 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until 2013.	9	None

*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with the Distributor and the Adviser.

■ Value Line Strategic Asset Management Trust
 Management of the Funds (Continued)
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 51	President	Since 2008	President of each of the Value Line Funds; Trustee, CEO and Treasurer of the Adviser; President and Chief Financial Officer of the Distributor.
Christopher W. Roleke Age: 49	Treasurer and Chief Financial Officer	Since 2020	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since April 2020; Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC, since 2011.
Michael J. Wagner Age: 71	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009. President of Northern Lights Compliance Services, 2006-2019.
Emily D. Washington Age: 43	Vice President and Secretary	Since 2008	Vice President of each of the Value Line Funds since 2020 and Secretary since 2010; Treasurer and Chief Financial Officer of each of the Value Line Funds, 2008-2020.
Robert Scagnelli Age: 60	Vice President	Since 2020	Vice President of each of the Value Line Funds since 2020; Vice President of the Distributor and the Adviser since 2011.
The address for each of the above is 7 Times Square, Suite 1606, New York, NY 10036-6524.

b) Not Applicable

Item 2   Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3   Audit Committee Financial Expert

((a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated James Hillman, member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Hillman is an independent director. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011.

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4     Principal Accountant Fees and Services

(a)	Audit Fees 2021 - $27,905

Audit Fees 2020 - $30,439

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2021 - None

Tax Preparation Fees 2020 - None

(d)	All Other Fees – None

(e)	(1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e)	(2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2021 - None

Aggregate Non-Audit Fees 2020 - None

(h)	Not applicable.

Item 5.   Audit Committee of Listed Registrants

Not Applicable.

Item 6.   Investments

Not Applicable

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.   Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10   Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11   Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.   Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	February 26, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Christopher W. Roleke
Christopher W. Roleke, Treasurer, Principal Financial Officer

Date:	February 26, 2022